UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 2, 2004



                             CPI CORP.
      (Exact name of registrant as specified in its charter)



                              Delaware
          (State or Other Jurisdiction of Incorporation)


                 0-11227                       43-1256674
      (Commission file Number)     (IRS Employer Identification No.)



       1706 Washington Avenue, St. Louis, Missouri      63103-1790
        (Address of principal executive offices)        (Zip code)


   Registrants' telephone number, including area code: (314) 231-1575



(Former name or former address, if changes since last report):
                                                       Not Applicable













ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective December 2, 2004, Steven J. Smith resigned from CPI Corp.'s Board of Directors. Mr. Smith did not resign as a result of any disagreement with the Company relating to the Company's operations, policies or practices.














































                              SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              CPI CORP.
                              _________________________________
                              (Registrant)




                         By:  /s/ Gary W. Douglass
                              _________________________________
                              Gary W. Douglass
                              Executive Vice President, Finance
                              and Chief Financial Officer


Dated: December 7, 2004